                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 22, 2004


                                 CONCEPTUS, INC.
               (Exact name of registrant as specified in charter)

          DELAWARE                   000-27596                94-3170244
      (State or other        (Commission file number)      (I.R.S. employer
      jurisdiction of                                     identification no.)
      incorporation or
       organization)

                               1021 HOWARD AVENUE
                              SAN CARLOS, CA 94070

               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (650) 628-4700

                      -------------------------------------

ITEM 5:  OTHER EVENTS

      On April 22, 2004, the Registrant publicly disseminated a press release announcing certain financial results for the three months ended March 31, 2004.

      The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated April 22, 2004, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

            The following exhibits are filed with this Form 8-K:

            99.1  Press Release dated April 22, 2004.

ITEM 12:  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On April 22, 2004, the Registrant publicly disseminated a press release announcing certain financial results for the three months ended March 31, 2004.

      The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated April 22, 2004, a copy of which is attached hereto as Exhibit 99.1.

      Forward-Looking Statements. This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of those terms and other comparable terminology. These statements reflect only management's current expectations. Important factors that could cause actual results to differ materially from the forward-looking statements we make or incorporate by reference in this report are set forth under the heading "Risk Factors" in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as may be updated from time to time by our future filings under the Securities Exchange Act. If one or more of these risks or uncertainties materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CONCEPTUS, INC.
                                  (Registrant)

                              By:  /s/ Gregory E. Lichtwardt
                                ----------------------------------------------
                                    Gregory E. Lichtwardt
                                    Executive Vice President, Treasurer
                                    and Chief Financial Officer

Dated:  April 22, 2004

                                  Exhibit Index

                99.1       Press Release dated April 22, 2004.